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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                  June 23, 1999


                          WASHINGTON GAS LIGHT COMPANY
             (Exact name of registrant as specified in its charter)


   District of Columbia and Virginia                   1-1483                       53-0162882
            (State or other jurisdiction             (Commission                    (IRS Employer
            of incorporation)                         File Number)                  Identification No.)


1100 H Street, N.W., Washington, D.C.                             20080
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code             (703) 750-4440


                                      NONE
         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS

                  On June 23, 1999, Washington Gas Light Company executed a Distribution Agreement with Salomon Smith Barney Inc., Banc One Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, PaineWebber Incorporated and The Williams Capital Group, L.P. for the issuance and sale of up to $225,000,000 of Medium-Term Notes, Series E, under an Indenture dated as of September 1, 1991.

                  A copy of the Distribution Agreement is filed as an Exhibit to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)            Exhibits.

               10.1 Distribution Agreement dated June 23, 1999 among Washington Gas Light Company and Salomon Smith Barney Inc., Banc One Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, PaineWebber Incorporated and The Williams Capital Group, L.P. regarding the issue and sale by Washington Gas Light Company of up to $225,000,000 of Medium-Term Notes, Series E.


                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     WASHINGTON GAS LIGHT COMPANY



                                     By:  /s/ Robert E. Tuoriniemi
                                          ------------------------------
                                             Name:  Robert E. Tuoriniemi
                                             Title:  Controller


Date:  June 28, 1999